UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2007 (January 16, 2007)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On January 16, 2007, Alliance One International, Inc. (“Alliance One”) entered into a Fourth Amendment to the Credit Agreement, dated as of May 13, 2005 (the “Credit Agreement”), by and among Alliance One, Intabex Netherlands B.V., Alliance One International, AG (collectively, the “Borrowers”), the several banks and other financial institutions from time to time party hereto (the “Lenders”) and Wachovia Bank, National Association, as administrative agent for the Lenders (the “Agent”).  The Credit Agreement prohibited sales of assets (or agreements to sell assets) in excess of $15 million in any fiscal year.  The Fourth Amendment approved by the Lenders, waives the occurrence of asset sales or agreements to engage in asset sales, in excess of such $15,000,000 limit for the fiscal year ending March 31, 2007, and in future fiscal years allows for the sale of certain selected assets up to $90,000,000 in the aggregate provided the proceeds from such sales are used to prepay outstanding term loans under the Credit Agreement.  In addition, the Fourth Amendment allows certain guarantees needed by the Company in the ordinary course of business relative to its consolidated cash management and credit card agreements.  The full text of the Fourth Amendment is attached hereto as Exhibit 10.1, and this summary description is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Except as expressly set forth in the Fourth Amendment, the Credit Agreement, as previously amended, remains in full force and effect.

This filing contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based on current expectations of future events.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Alliance One’s expectations and projections.  Risks and uncertainties with respect to Alliance One’s results of operations include changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for leaf tobacco products, and the impact of regulation and litigation on Alliance One’s customers.  A further list and description of these risks, uncertainties and other factors can be found in Alliance One's (previously DIMON Incorporated) Annual Report for the fiscal year period ended March 31, 2006, and other filings with the Securities and Exchange Commission.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 16, 2007, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	Alliance One International, Inc.
(Registrant)

/s/ James A. Cooley
______________________________________________
James A. Cooley Executive Vice President and Chief Financial Officer

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Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 16, 2007, by and among ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, the several banks and other financial institutions from time to time party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders.

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